UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

DCI USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31143	22-3742159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 Norman Avenue
Brooklyn, New York 11222
(Address of principal executive offices)

718-383-4999
(Registrant’s telephone number, including area code)

_________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Explanatory Note

On May 1, 2008 DCI USA, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Initial 8-K”) with respect to the sale by the Registrant of Gunther Wind Energy Ltd. to Tobias Jewelry Ltd. In Item 1.01 of the Initial 8-K the Registrant incorrectly reported that on or about April 28, 2008 75% of the share capital of Gunther Wind Energy Ltd. was transferred to the Registrant. This Amendment No. 1 to the Initial 8-K is being filed in order to report that 75% of the share capital of Gunther Wind Energy Ltd. was in fact transferred to Tobias Jewelry Ltd., not the Registrant, on or about April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCI USA, INC.

By:	/s/ Jonathan Rigbi
Name: Jonathan Rigbi
Title: Chief Financial Officer

Date: May 2, 2008